SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2002

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         Pharmaceutical HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-92161
                                    333-95805
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 5.           Other Events

                  Effective March 12, 2002, American Home Products Corporation changed its name to Wyeth. The new stock ticker symbol for Wyeth is WYE.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (c)      Exhibits

                           99.1 Pharmaceutical HOLDRS Trust Prospectus dated March 12, 2002 updating the Prospectus dated January 23, 2001.

                           99.2 Pharmaceutical HOLDRS Trust Prospectus Supplement dated March 31, 2002 to Prospectus dated March 12, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  May 7, 2002                       By:    /s/ MITCHELL M. COX
                                                --------------------------------
                                                Name:    Mitchell M. Cox
                                                Title:   Attorney-in-Fact

                                                   EXHIBIT INDEX

Number and Description of Exhibit
------------------------------------


(99.1) Pharmaceutical HOLDRS Trust Prospectus dated March 12, 2002 updating the Prospectus dated January 23, 2001.

(99.2) Pharmaceutical HOLDRS Trust Prospectus Supplement dated March 31, 2002 to Prospectus dated March 12, 2002.